Exhibit 10.12

                               THE PROVIDENT BANK






                           NON-QUALIFIED SUPPLEMENTAL
                          EMPLOYEE STOCK OWNERSHIP PLAN















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                               THE PROVIDENT BANK
                           NON-QUALIFIED SUPPLEMENTAL
                          EMPLOYEE STOCK OWNERSHIP PLAN


     1.   Purpose
          -------

     This Non-Qualified Supplemental Employee Stock Ownership Plan ("Plan") is intended to provide Participants (as defined herein) or their Beneficiaries with the full dollar amount of Employer-provided pension benefits obtainable under The Provident Bank Employee Stock Ownership Plan ("ESOP") which may not be accrued under said ESOP due to the limitations imposed by Section 415 of the Internal Revenue Code (the "Code") and the limitation on includible compensation imposed by Section 401(a)(17) of the Code. The benefits provided under the Plan (as described below) are intended to constitute a deferred compensation plan for "a select group of management or highly compensated employees" for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     This Plan is intended to comply with Internal Revenue Code ("Code") Section 409A and any regulatory or other guidance issued under such Section. At the effective date of the Plan additional guidance was being promulgated by the Department of Treasury. Any terms of this Plan that conflict with such future guidance shall be null and void as of the effective date of the Plan. After such guidance is issued, the intent is to amend the Plan to delete any conflicting provisions and to add such other provisions as are required to fully comply with
Section 409A and any other legislative or regulatory requirement applicable to the Plan. This Plan shall be effective as of January 1, 2004.

     2.   Definitions
          -----------

     Where the following words and phrases appear in the Plan, they shall have the respective meaning as set forth below unless the context clearly indicates the contrary. Except to the extent otherwise indicated herein, and to the extent inconsistent with the definitions provided below, the definitions contained in the ESOP are applicable under the Plan.

     2.1 "Bank" means The Provident Bank.
          ----

     2.2 "Beneficiary"  means the person designated by the Participant under the
          -----------
ESOP to receive benefits in the event of the Participant's death.

     2.3 "Board of  Directors"  means the Board of  Directors  of The  Provident
          -------------------
Bank.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to
          ----
time. Reference to a specific provision of the Code shall include such provision, any valid regulation or ruling promulgated thereunder and any comparable provision of future law that amends, supplements or supersedes such provision.

     2.5 "Committee" means the Benefits Committee of the Bank.
          ---------


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     2.6 "Company" means Provident Financial Services, Inc.
          -------

     2.7 "Effective Date" means January 1, 2004.
          --------------

     2.8 "Employee"  means an employee of the Employer on whose behalf  benefits
          --------
are payable under the ESOP.

     2.9 "Employer" means The Provident Bank with respect to its employees,  and
          --------
any successors by merger, purchase, reorganization or otherwise. If a subsidiary or affiliate of the Employer adopts the Plan, it shall be deemed the Employer with respect to its employees.

     2.10 "ERISA" means the Employee  Retirement Income Security Act of 1974, as
           -----
amended from time to time. Reference to a specific provision of ERISA shall include such provision, any valid regulation or ruling promulgated thereunder and any comparable provision of future law that amends, supplements or supersedes such provision.

     2.11 "ESOP" means The Provident Bank Employee Stock Ownership Plan, and any
           ----
successor thereto.

     2.12 "Participant"   means  an  Employee  who  has  been  designated  for
           -----------
participation in this Plan pursuant to Section 3.1.

     2.13 "Phantom  Stock"  means the unit of  measurement  of a  Participant's
           --------------
account hereunder denominated in hypothetical shares of the Company's Stock. On any measurement date, the Phantom Stock shall have a value equal to the fair market value of the Company's Stock on such date.

     2.14 "Plan" means The Provident Bank  Non-Qualified  Supplemental  Employee
           ----
Stock Ownership Plan, as set forth herein and as may be amended from time to time.

     2.15 "Plan Year" means the period from January 1, 2004 through December 31,
           ---------
2004, and each January 1 to December 31 thereafter.

     2.16 "Stock"  means the common  stock of the  Company,  par value $.01 per
           -----
share.

     3.   Participation
          -------------

     3.1  Designation  to  Participate.  Upon the  designation  of the  Board of
          ----------------------------
Directors, Employees may become Participants at any time during the Plan Year. Each Employee initially selected by the Board to participate in the Plan shall be set forth on Exhibit A attached hereto and made a part hereof. Participation in this Plan shall be limited to a select group of management or highly compensated employees of the Bank whose benefits under the ESOP are affected by
Section 401(a)(17), 401(m), or Section 415 of the Code and who are designated by the Board of Directors to participate in this Plan.



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     3.2 Continuation of Participation. An Employee who has become a Participant
         -----------------------------
shall remain a Participant so long as benefits are payable to or with respect to such Participant under the Plan.

     4.  Benefit Requirements and Payments
         ---------------------------------

     4.1 Supplemental ESOP Benefits.  A Participant shall be entitled to receive
         --------------------------
as a benefit from this Plan the supplemental ESOP benefit set forth below. In the event of the death of a Participant prior to the commencement of payment of benefits hereunder, the Beneficiary of the Participant shall be entitled to receive as a benefit from this Plan an amount equal to 100% of the supplemental ESOP benefit that would have been payable to the Participant at the time of his death. The supplemental ESOP benefit is denominated in shares of Phantom Stock equal to the sum of the difference between "(a)" and "(b)," plus "(c)", where:

               (a)  is the  number  of  shares  of Stock  that  would  have been allocated to the account of the Participant, and the earnings thereon, had the limitations of Sections 401(a)(17) and 415(c)(1)(A) and 415(c)(6) of the Code not been applicable;

               (b) is the number of shares of Stock actually allocated to the account of the Participant for the relevant ESOP plan year, and the earnings thereon; and

               (c) is the number of shares of Phantom Stock into which the dividends properly allocable ot the Participant's account under the Plan can be converted, based on the following: each Plan Year, a determination shall be made as to the dividends that would be allocated to such Participant's account hereunder for such year, based on the shares of Phantom Stock allocated thereto. As of the last day of such Plan Year, the cash dividends so determined shall be converted to shares of Phantom Stock, based on the fair market value of the Company's Stock on such date.

     4.2 Eligibility and Vesting.
         -----------------------

               (a)  A Participant will be eligible to receive  Supplemental ESOP
                    Benefits   only  in  the  event  he  or  she  is  an  Active
                    Participant as that term is defined under the ESOP.

               (b) A Participant shall vest in his or her Supplemental ESOP Benefits under the same terms and conditions as the benefits provided under the ESOP.


     4.3 Incidents of Supplemental ESOP Payments.  Benefits under this Section 4
         ---------------------------------------
shall be payable to the Participant in a lump sum upon the Participant's:


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               (a)  "Separation  from Service" as defined in guidance  issued by the Treasury  Department;
               (b) disability; "disabled" shall have the meaning set forth in Code Section 409A; or
               (c)  death.

     4.4 Form of Supplemental ESOP Payments.  A Participant's  supplemental ESOP
         ----------------------------------
benefits under Section 4.1 of this Plan shall be a benefit paid in cash.

     5.  Administration of the Plan
         --------------------------

     5.1 Committee;  Duties.  This Plan shall be  administered  by the Committee
         ------------------
which shall consist of not less than three (3) persons appointed by the Board of Directors or its designee. The Committee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions, including interpretations of this Plan, that may arise in connection with the administration of the Plan; provided, however, that any such interpretations, rules and/or regulations shall be consistent with the requirements of Code
Section 409A and any Treasury Regulations or other guidance issued thereunder. A majority vote of the Committee members shall control any decision. Members of the Committee may be Participants under the Plan.

     5.2 Agents.  The Committee may, from time to time,  employ other agents and
         ------
delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

     5.3 Binding  Effect of  Decisions.  The decision or action of the Committee
         -----------------------------
regarding any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

     5.4 Indemnity of Committee.  The Employer shall indemnify and hold harmless
         ----------------------
the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct.

     6.  Claims Procedure
         ----------------

     6.1 Claim. Any person claiming a benefit,  requesting an  interpretation or
         -----
ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee which shall respond in writing within thirty (30) days.

     6.2 Denial of Claim. If the claim or request is denied,  the written notice
         ---------------
of denial shall state:

               (a) the reason for denial, with specific reference to the Plan provisions on which the denial is based.


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               (b)  a  description  of any  additional  material or  information required and an explanation of why it is necessary.

               (c)  an explanation of the Plan`s claim review procedure.

     6.3 Review of Claim. Any person whose claim or request is denied or who has
         ---------------
not received a response within thirty (30) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

     6.4 Final  Decision.  The decision on review shall  normally be made within
         ---------------
sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reason and the relevant plan provisions. All decisions on review shall be final and bind all parties concerned.

     7.  Amendment or Termination
         ------------------------

     7.1 Amendment of Plan. A majority of the Board of Directors may amend this
         -----------------
Plan at any time or from time to time. However, no such amendment shall adversely affect the benefits of the Participant which have accrued prior to such action.

     7.2 Termination  of Plan.  The Plan  shall  not be  terminated  until  all
         --------------------
benefits payable under the terms of the Plan are either paid or forfeited. Unless permitted under Code Section 409A, the termination of the Plan shall not cause the acceleration of benefits payable hereunder.

     8.  Miscellaneous
         -------------

     8.1 Unfunded Plan.  This Plan is intended to be an unfunded plan maintained
         -------------
primarily to provide deferred compensation benefits for a select group of management or highly compensated employees. However, the Employer may elect to fund for the benefits of Participants as described in Section 8.3 below. This Plan will continue to be unfunded for tax purposes and Title I of ERISA even if benefits are funded by the Employer under Section 8.3 below.

     8.2 Unsecured  General  Creditor.  The Participant  and his  Beneficiaries,
         ----------------------------
heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Employer, nor shall they be beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by the Employer. Such policies or other assets of the Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of Employer under this Plan. Any and all of the Employer`s assets shall be, and remain, the general, unpledged, unrestricted assets of the Employer. The Employer`s obligation under the Plan shall be that of an unfunded and unsecured promise of the Employer to pay money in the future.


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     8.3 Trust Fund. The Employer  shall be  responsible  for the payment of all
         ----------
benefits provided under the Plan. At its discretion, the Employer may establish one (1) or more trusts, with such trustees as the Board may approve, for the purpose of providing for payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Employer`s creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer.

     8.4 Nonassignability.  Neither the  Participant nor any other person shall
         ----------------
have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant`s or any other person`s bankruptcy or insolvency.

     8.5 Expenses  of  Plan.  All  expenses  of the  Plan  will  be paid by the
         ------------------
Employer.

     8.6 Change of Control of the Company or the Bank.  Notwithstanding  any
         --------------------------------------------
other provision herein, to the extent permitted under Code Section 409A, there shall become immediately due and payable upon a Change of Control of the Company or the Bank, a Participant's supplemental ESOP benefit in a lump sum payment. A "Change in Control" shall mean a change in the ownership or effective control of the Company or Bank, or in the ownership of a substantial portion of the assets of the Company or Bank, as defined in the regulations used by the Treasury Department and/or other guidance issued by the Treasury Department or Internal Revenue Service under Code Section 409A.

     8.7 Withholding;  Payroll Taxes. The Employer shall withhold from payments
         ---------------------------
made to the Participant from the Plan any taxes required to be withheld from the Participant`s wages for the federal or any state or local government.

     8.8 Participation by Subsidiaries and Affiliates. If any employer is now or
         --------------------------------------------
hereafter becomes a subsidiary or affiliated company of the Employer and its employees participate in the ESOP, the Board of Directors may authorize such subsidiary or affiliated company to participate in this Plan upon appropriate action by such employer necessary to adopt the Plan.

     8.9 Delivery  of  Elections  to  Committee.  All  elections,  designation,
         --------------------------------------
requests, notices, instructions and other communications required or permitted under the Plan from the Employer, a Participant, Beneficiary or other person to the Committee shall be on the appropriate form, shall be mailed by electronic mail, first-class mail or delivered to such address as shall be specified by such Committee, and shall be deemed to have been given or delivered only upon actual receipt thereof by such Committee at such location.


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     8.10 Delivery of Notice to Participants.  All notices, statements,  reports
          ----------------------------------
and other communications required or permitted under the Plan from the Employer or the Committee to any Officer, Participant, Beneficiary or other person, shall be deemed to have been duly given when delivered to, or when mailed by electronic mail, first-class mail, postage prepaid, and addressed to such person at this address last appearing on the records of the Committee.

     9.   Construction of the Plan
          ------------------------

     9.1  Construction  of the  Plan.  The  provisions  of this  Plan  shall  be
          --------------------------
construed, regulated, and administered according to the laws of the State of New Jersey, to the extent not superseded by Federal law.

     9.2  Counterparts.  This  Plan  has been  established  by the  Employer  in
          ------------
accordance with the resolutions adopted by the Board of Directors and may be executed in any number of counterparts, each of which shall be deemed to be an original. All the counterparts shall constitute one instrument, which may be sufficiently evidenced by any one counterpart.

     9.3  Validity.  In case any provision of this Plan shall be held illegal or
          --------
invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

[signature page follows]


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     IN WITNESS  WHEREOF,  and as  evidence  of the  adoption of the Plan by the
Employer, it has caused the same to be signed by its Officer duly authorized, and its corporate seal to be affixed this 23 day of December, 2004.


ATTEST:                                THE PROVIDENT BANK




/s/ Mary Louise Festa             By:  /s/ Paul M. Pantozzi
-----------------------                ------------------------------------
                                       Chairman of the Board and Chief Executive
                                       Officer